UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2016

________________________

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

                       Minnesota                                                    0-26056                                                41-1519168

(State or other jurisdiction                       (Commission                                         (IRS Employer

                 of incorporation)                                     File Number)                                             Identification No.)

   500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota                                               55104

(Address of principal executive offices)                                                                            (Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 4.01  Change in Registrant’s Certifying Accountant.

(a)        Dismissal of Independent Registered Public Accounting Firm.

On July 10, 2016, Image Sensing Systems (the “Company”) dismissed Grant Thornton LLP (“GT”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of the Company's Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

The audit reports of GT on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or  a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through July 10, 2016, (i) there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to GT's satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation SK.

The Company provided GT with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of GT's letter dated July 12, 2016 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)        Engagement of New Independent Registered Public Accounting Firm.

On July 10, 2016, the Audit Committee engaged Boulay PLLP ("Boulay") as the Company's independent registered public accounting firm for the year ending December 31, 2016.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through July 10, 2016, neither the Company nor anyone on its behalf consulted Boulay regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Boulay concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation SK Item 304(a)(1)(v), respectively.

 Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1: Letter from Grant Thornton LLP dated July 12, 2016 to the Securities and Exchange commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 12, 2016                                                                         Image Sensing Systems, Inc.

                                                                                                                By: /s/ Richard A. Ehrich

                                                                                                                        Richard A. Ehrich

Interim Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP dated July 12, 2016 to the Securities and Exchange commission.

3